UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2010

VSB Bancorp, Inc.

(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128

(State or other jurisdiction	Commission File	IRS Employer
of incorporation)	Number	Identification No.

4142 Hylan Boulevard, Staten Island, New York 10308

Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On January 13, 2010, VSB Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended December 31, 2009 of $515,460 or diluted earnings per share of $0.29 and for the year ended December 31, 2009 of $1,822,277 or diluted earnings per share of $1.01. The Company’s return on average assets and average equity were 0.87% and 8.18%, respectively, for the quarter ended December 31, 2009. This information and the accompanying press release were disseminated on January 13, 2010 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for earnings releases by searching the SEC’s EDGAR database.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d.	Exhibits – Press Release dated January 13, 2010 of VSB Bancorp, Inc. describing the results of operations for the quarter and year ended December 31, 2009 is annexed as Exhibit 99.1.

          For additional information, see annexed Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2010

VSB Bancorp, Inc.

By:	/s/ Jonathan B. Lipschitz

Jonathan B. Lipschitz
Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release reporting results of operations for the quarter and year ended December 31, 2009.